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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 27, 2003

                               ACTERNA CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                000-0748                        04-2258582
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          (Commission File Number)  (I.R.S. Employer Identification No.)

                          12410 MILESTONE CENTER DRIVE
                           GERMANTOWN, MARYLAND 20876

               (Address of Principal Executive Offices) (Zip Code)

                                 (240) 404-1550

              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.      OTHER EVENTS AND REQUIRED FD DISCLOSURE.

           As previously disclosed, on May 6, 2003, Acterna Corporation (the "Company") and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case Nos. 12836 (BRL) through 12843 (BRL)). The Company and its domestic subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On August 28, 2003, the Company announced that the Court had approved the Debtors' Disclosure Statement and set September 25, 2003 as the date for the confirmation hearing for the Debtors' Joint Plan of Reorganization. On August 28, 2003, the Company also announced that it had entered into an agreement to sell its subsidiary Itronix Corporation, subject to higher or better offers and approval of the Court. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             Exhibit No.                  Exhibit
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              99.1               Press Release dated August 28, 2003.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 28, 2003
                                               ACTERNA CORPORATION


                                               By:   /s/ Grant Barber
                                                   -----------------------------
                                                   Grant Barber
                                                   Corporate Vice President and
                                                   Chief Financial Officer



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

                                 EXHIBIT INDEX

         Exhibit No.                    Description
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             99.1               Press Release dated August 28, 2003.










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